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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  ------------

                                    FORM 8-K
                                  ------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 20, 2003
                        (Date of earliest event reported)


                               DYNEX CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



                                     1-9819
                            (Commission File Number)



                           Virginia                                                   52-1549373
                (State or other jurisdiction of                                    (I.R.S. Employer
                incorporation or organization)                                   Identification No.)

        4551 Cox Road, Suite 300, Glen Allen, Virginia                                  23060
           (Address of principal executive offices)                                   (Zip Code)



                          (804) 217-5800 (Registrant's
                     telephone number, including area code)



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Item 5.    Other Events.

     On November 19, 2003, the Registrant issued a press release reporting that the Company will be adjusting its accounting for certain transactions in 2001, 2002 and 2003 regarding its investment in a delinquent property tax receivable security. As a result, the Registrant will be restating its results for the years ended December 31, 2001 and 2002, and for the three months ended March 31, 2003 and June 30, 2003 and is revising previously reported results for the three and nine months ended September 30, 2003. The press release issued by the Registrant on November 19, 2003 and attached hereto as Exhibit 99 is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits.

                Exhibit No.         Description

                  99 Press release issued by the Registrant dated November 19, 2003.
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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DYNEX CAPITAL, INC.
                                               (Registrant)



Date:  November 20, 2003                    By:  -------------------------------
                                                 Stephen J. Benedetti
                                                 Executive Vice President and
                                                 Chief Financial Officer
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                                                                   Exhibit Index


                Exhibit No.         Description

                  99 Press release issued by the Registrant dated November 19, 2003.